                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MTR GAMING GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MTR GAMING GROUP, INC.
                                 STATE ROUTE 2
                          CHESTER, WEST VIRGINIA 26034

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of MTR Gaming Group, Inc. to be held on October 8, 1997 at 8:30 a.m. local time, at the Princeton Club, 15 West 43d Street, New York, New York 10036.

      The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting. There will also be a brief report on the current status of our business.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign and date your proxy ballot, and return it in the envelope provided.

      On behalf of the Officers and Directors of MTR Gaming Group, Inc., I thank you for your interest in the Company and hope that you will be able to attend our Annual Meeting.

                                          For the Board of Directors,
                                          EDSON R. ARNEAULT
                                          CHAIRMAN OF THE BOARD OF DIRECTORS AND
                                          PRESIDENT

September 1, 1997

                             MTR GAMING GROUP, INC.
                                 STATE ROUTE 2
                          CHESTER, WEST VIRGINIA 26034

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ---------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MTR Gaming Group, Inc. will be held on October 8, 1997 at 8:30 a.m. local time at the Princeton Club, 15 West 43d Street, New York, New York 10036 for the following purposes:

    1. To elect three persons to serve as directors of the Company until the next annual meeting of stockholders;

    2.  To ratify the adoption of the Company's 1996 Amended Stock Option Plan;

    3. To confirm Corbin & Wertz as the Company's accountants and independent auditors; and

    4.  To transact such other business as may properly come before the meeting.

      Stockholders entitled to notice and to vote at the meeting will be determined as of the close of business on August 20, 1997, the record date fixed by the Board of Directors for such purposes.

                                    By order of the Board of Directors,

                                        THOMAS K. RUSSELL, SECRETARY

September 1, 1997

 Please sign the enclosed proxy and return it promptly in the enclosed envelope. If mailed in the United States, no postage is required.

                             MTR GAMING GROUP, INC.
                                 STATE ROUTE 2
                          CHESTER, WEST VIRGINIA 26034

                                  ------------

                                PROXY STATEMENT

                                  ------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the management of MTR Gaming Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on October 8, 1997.

      A copy of the Company's report for the year ended December 31, 1996, containing financial statements for such fiscal year is enclosed herewith. This proxy statement and form of proxy were first sent to stockholders on or about the date stated on the accompanying Notice of Annual Meeting of Stockholders.

      Only stockholders of record as of the close of business on August 20, 1997 will be entitled to notice of and to vote at the meeting and any postponement or adjournments thereof. As of that date, 19,532,192 shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the Secretary of the Company or by submission of another proxy bearing a later date. In addition, stockholders attending the meeting may revoke their proxies at any time before they are exercised.

      If no contrary instructions are indicated, all properly executed proxies returned in time to be cast at the meeting will be voted FOR (i) the election of the directors nominated herein, (ii) the ratification of the adoption of the Company's 1996 Amended Stock Option Plan, and (iii) the ratification of the auditors. Members of the Company's management intend to vote their shares in favor of each of the proposals. A quorum for the meeting requires the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. The election of directors requires a plurality of the votes cast at the meeting. The ratification of the adoption of the Company's 1996 Amended Stock Option Plan and the ratification of the auditors requires the affirmative vote of a majority of the shares present at the meeting.

      Stockholders will vote at the meeting by ballot and votes cast at the meeting in person or by proxy will be tallied by the Company's transfer agent. Shares held by stockholders present in person at the meeting who do not vote and Ballots marked "abstain" or "withheld" will be counted as present at the meeting for quorum purposes, but will not be counted as part of the vote necessary to approve the proposals for the election of directors or the ratification of the auditors.

      The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration. The cost of soliciting proxies will be borne by the Company. In addition, the Company may also retain a proxy solicitation firm to solicit proxies, in which case, the fees of any such firm will be paid by the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of such stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses in so doing.

      The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

                             ELECTION OF DIRECTORS

      The directors of the Company are elected annually and hold office until the next annual meeting and until their successors have been elected and have qualified. The Company's Board of Directors (the "Board") has fixed the number of Directors at four. However, because Thomas Russell, who served on the Board since 1989, is not standing for reelection and the Board has not selected a replacement, the Board has nominated three candidates for service, each of whom serves for a term of one year, or until their successors are elected and qualify. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED.

      Any stockholder submitting a proxy has the right to withhold authority to vote for an individual nominee to the Board by writing that nominee's name in the space provided on the proxy. Shares represented by all proxies received by the Company and not so marked as to withhold authority to vote for any individual director or for all directors will be voted FOR the election of the nominees named below. The Company knows of no reason why any such nominee should be unable to serve, but if such should be the case, proxies will be voted for the election of some other person.

NOMINEES FOR DIRECTORS

      The Board has nominated the following persons to serve as the Company's directors, and all proxies not marked otherwise will be voted for the such nominees, for a term expiring at the Annual Meeting in 1998:

      EDSON R. ARNEAULT, 50, has served as the Company's President and Chief Executive Officer since April 26, 1995. He is also a member of the Board and an officer and director of the Company's subsidiaries Mountaineer Park, Inc. ("Mountaineer Park"), ExCal Energy Corporation ("ExCal"), and Golden Palace Casinos, Inc. ("Golden Palace"). He has served as a member of the Board since 1992, when he was elected President of ExCal. Mr. Arneault is also a principal in numerous ventures directly or indirectly engaged in the development, production and transportation of oil and gas. Since becoming President of the Company and Mountaineer Park, however, Mr. Arneault has devoted virtually all his time and attention to the business of the Company. Mr. Arneault is a certified public accountant, and served as a tax partner with Seidman and Seidman (now "BDO Seidman"), a public accounting firm, in Grand Rapids, Michigan, from 1977 to 1980. Mr. Arneault is a member of the Independent Producers Association of America, the Ohio Oil and Gas Association, the Michigan Oil and Gas Association and the Michigan Association of Certified Public Accountants. Mr. Arneault received his Bachelor of Science in Business Administration from Bowling Green University in 1969; his Master of Arts from Wayne State University in 1971; and his Masters in Business Administration from Cleveland State University in 1978.

      ROBERT L. RUBEN, 35, is a principal in Freer, McGarry, Bodansky & Rubin, P.C., a Washington, D.C. law firm, where he has practiced since 1991. Mr. Ruben is also a director of Mountaineer Park and serves as assistant secretary of the Company and Mountaineer Park and as Chairman of the Compensation Committee. From 1986 to 1988, Mr. Ruben was associated with the firm of Bishop, Cook, Purcell & Reynolds, which later merged with Winston & Strawn, and from 1989 to 1991, Mr. Ruben was associated with the firm of Wickens, Koches & Brooks. Mr. Ruben practices principally in the areas of commercial litigation and corporate/securities law. Mr. Ruben received his Bachelor of Arts from the University of Virginia in 1983 and his Juris Doctor from the Dickinson School of Law in 1986. He is a member of the bars of the District of Columbia and the Commonwealth of Pennsylvania. Freer, McGarry, Bodansky & Rubin, P.C. has served as counsel to the Company since November of 1991, and Mr. Ruben has represented Mr. Arneault and various of his affiliates since 1987.

      ROBERT A. BLATT, 56, is the Chief Executive Officer of Island Golf Resorts, L.L.C., Championship Golf Enterprises, L.L.C., Championship Golf Antigua, Limited of St. John's Antigua, CGE Shattuck, L.L.C., and CGE Niantic, L.L.C., and a member of the board of directors of AFP Imaging Corporation. Mr. Blatt is also a director of Mountaineer Park and Chairman of the Company's Finance Committee. Since 1979 he has been chairman and majority owner of CRC Group, Inc. and related entities, a developer, owner, and operator of shopping centers and other commercial properties, and since 1985, a member (seat owner) of the New York Stock Exchange, Inc. From 1959 through 1991, Mr. Blatt served as director, officer or principal of numerous public and private enterprises. Mr. Blatt received his Bachelor of Science in Finance from the University of Southern California in 1962 and his Juris Doctor from the University of California at Los Angeles in 1965. He is a member of the State Bar of California (inactive) and a Registered General Principal, NASD and New York Stock Exchange, Inc.

      The Board held four regular meetings and two special meetings during the fiscal year ended December 31, 1996. All directors attended at least 75% of the total number of meetings of the Board. The Board does not have a standing audit or nominating committee. Mr. Ruben and Mr. Blatt make up the Board's Compensation Committee. The Compensation Committee makes recommendations with respect to salaries, bonuses, restricted stock, and deferred compensation for the Company's executive officers as well as the policies underlying the methods by which the Company compensates its executives. During the fiscal year ended December 31, 1996, the

Compensation Committee held four meetings. As a matter of policy, and to assure compliance with Rule 16b-3(d)(1) of the Securities Exchange Act of 1934, the decisions of the Compensation Committee are subject to ratification by a majority of the Board.

EXECUTIVE OFFICERS

      The following persons serve as the officers indicated:

                                                            Principal
                                                            Occupation
      Name and Address                  Position            Last 5 Years
----------------------------  ----------------------------  ----------------------------
EDSON R. ARNEAULT*            Director,                     President, Excal Energy
State Route 2                 President, Chief              Corp. and Century
Chester, WV 26034             Executive Officer             Energy Management Co.,
                                                            Inc.

THOMAS K. RUSSELL**           Director, Secretary and       Law, corporate finance
32 Antibes                    Treasurer
Laguna Niguel,
CA 92651

ROBERT L. RUBEN***            Director, Assistant           Attorney
1000 Thomas Jefferson         Secretary
Street, N.W., 6th Floor
Washington,
D.C. 20007

ROBERT A. BLATT****           Director                      Developer
1890 Palmer Avenue
Suite 303
Larchmont,
NY 10538

------------------------

* Also an officer and director of ExCal, Golden Palace and Mountaineer Park, the Company's subsidiaries.

**  Also an officer and director of ExCal and Mountaineer Park.

*** Also a director and assistant secretary of Mountaineer Park.

****Also a director and assistant secretary of Mountaineer Park.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

      The following table sets forth, as of August 20, 1997, the ownership of the presently issued and outstanding shares of the Company's Common Stock by persons owning more than 5% of such stock, and the ownership of such stock by the Company's officers, directors and key employees, individually and as a group. As of August 20, 1997 there were 19,532,192 shares of common stock outstanding. All such shares were owned both beneficially and of record, except as otherwise noted.

                                                   AMOUNT AND NATURE OF    PERCENTAGE
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP     OF CLASS
------------------------------------------------  ----------------------  -------------
Edson R. Arneault(1)                                     2,675,067              12.82
State Route 2
Chester, WV 26034

Donald G. & Bonnie Saunders                              1,677,685               8.21
1987 Family Trust(2)
900 East Desert Inn Road, Suite 521
Las Vegas, Nevada 89109

Bennett Management & Development                         1,530,000               7.72
Corp.(3)
2 Clinton Square
Syracuse, NY 13202

Thomas K. Russell(4)                                       640,626               3.15
32 Antibes
Laguna Niguel, CA 92677

Robert A. Blatt(5)                                         517,684               2.60
The CRC Group
Larchmont Plaza
1890 Palmer Avenue, Suite 303
Larchmont, NY 10538

Robert L. Ruben(6)                                         188,228               0.94
Freer, McGarry, Bodansky &
Rubin, P.C.
1000 Thomas Jefferson Street, N.W.
Washington, D.C. 20007

Madeleine LLC(7)                                         2,540,109              11.54
450 Park Avenue, 28th Floor
New York, New York 10022

All officers and directors as a
group (4 persons)(8)

------------------------

(1) Includes 1,615,318 shares and options to acquire beneficial ownership of 1,059,749 shares within 60 days held by Mr. Arneault or his affiliates.

(2) Includes 1,051,816 shares and options to acquire beneficial ownership of 625,869 shares within 60 days.

(3) Includes 780,000 shares for which voting rights have been assigned to the Board to satisfy licensing requirements of the West Virginia Lottery Commission.

(4) Includes 103,810 shares and options to acquire beneficial ownership of 536,816 shares within 60 days held by Mr. Russell.

(5) Includes 392,684 shares and options to acquire beneficial ownership of 125,000 shares within 60 days held by Mr. Blatt.

(6) Includes 38,228 shares and options to acquire beneficial ownership of 150,000 shares within 60 days held by Mr. Ruben.

(7) Includes 341,031 shares and options to acquire beneficial ownership of 2,199,078 shares within 60 days held by Madeleine LLC; provided, however, that pursuant to an agreement with the Company, Madeleine LLC may not exercise its warrant to the extent such exercise would result in its ownership of 5% or more of the then issued and outstanding shares of the common stock of the Company without the prior approval of the West Virginia State Lottery Commission.

(8) Includes Messrs. Arneault, Russell, Blatt and Ruben.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the provisions of Section 16(a) of the Securities Exchange Act of 1934, the Company's officers, directors and 10% beneficial stockholders are required to file with the SEC reports of their transactions in the Company's securities. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all forms were filed timely by the Company's officers, directors and 10% beneficial stockholders.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation awarded, paid to or earned by the most highly compensated executive officers of the Company whose compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM COMPENSATION
                                                                                            -------------------------------------
                                                          ANNUAL COMPENSATION                        AWARDS
                                              --------------------------------------------  ------------------------    PAYOUTS
                                                                                  OTHER     RESTRICTED                -----------
                                                                                 ANNUAL        STOCK       OPTIONS       LTIP
                                                          SALARY      BONUS       COMP.       AWARDS        SARS        PAYOUTS
                    NAME                        YEAR        ($)        ($)         ($)          ($)          ($)          ($)
--------------------------------------------  ---------  ---------  ---------  -----------  -----------  -----------  -----------
                                                            (1)                    (2)          (3)          (4)          (5)
 EDSON R. ARNEAULT                                 1996    230,521     67,500      24,590        2,748      300,000       --
  President, Chief Executive Officer
  and Chairman of MTR Gaming                       1995     68,985     23,000      --          144,667       68,415       --

                                                   1994    188,729     --           4,021       46,000       --           --
 THOMAS K. RUSSELL                                 1996    162,750     --           7,496          619      100,000       --
  Secretary, Treasurer, Chief
  Financial Officer, General                       1995    105,734     --          --           41,554      357,316       --
  Counsel and Director of MTR
  Gaming Group                                     1994    134,075     --           2,898       --           --           --

                                                 ALL
                                                OTHER
                    NAME                        COMP.
--------------------------------------------  ---------
                                                 (6)
 EDSON R. ARNEAULT                               --
  President, Chief Executive Officer
  and Chairman of MTR Gaming                     --
                                                 --
 THOMAS K. RUSSELL                               --
  Secretary, Treasurer, Chief
  Financial Officer, General                     --
  Counsel and Director of MTR
  Gaming Group                                   --

------------------------

(1) Mr. Arneault's salary was $213,652 in 1995, of which $144,667 was paid in the form of a stock award on February 9, 1996. Mr. Russell's salary was $147,288 in 1995, of which $41,554 was paid in the form of a stock award on February 9, 1996. During 1996, said amounts, together with interest at the rate of 10% per annum, were converted to shares of the Company's common stock at the market value of the shares on February 9, 1996, the effective date of the conversion.

(2) Includes accrued 1996 vacation compensation of $13,618 and 1996 pre diem allowances of $10,972 paid to Mr. Arneault, and accrued 1996 vacation compensation of $7,496 paid to Mr. Russell.

(3) 1996 payments to Messrs. Arneault and Russell include interest paid on accrued 1995 salaries; 1995 payments to Messrs. Arneault and Russell represent the value of common stock paid to them in lieu of accrued 1995 salaries.

      The following table of contains information concerning the grant of stock options during fiscal 1996 to the Company's executive officers named in the Summary Compensation Table.

                           OPTIONS/SAR GRANTS IN 1996

                                                                                                          POTENTIAL REALIZED
                                                                                                           VALUE AT ASSUMED
                                                                                                        ANNUAL RATES OF STOCK
                                                                                                                PRICE
                                                                                                           APPRECIATION FOR
                                                                                                           OPTION TERM (2)
                                                                                                        ----------------------
                                          NUMBER OF         % OF TOTAL
                                         SECURITIES           OPTIONS
                                         UNDERLYING         GRANTED TO       EXERCISE OR
                                           OPTIONS         EMPLOYEES IN      BASE PRICE    EXPIRATION
                NAME                   GRANTED (#)(1)       FISCAL YEAR        ($/SH)         DATE       5% ($)      10% ($)
------------------------------------  -----------------  -----------------  -------------  -----------  ---------  -----------
 Edson R. Arneault                          300,000                 60%           .5625     Jan. 2001   $  46,622     103,024
 Thomas K. Russell                          100,000                 20%           .5625     Jan. 2001   $  15,541      34,341

------------------------

(1) In January 1996, the Board of Directors granted incentive stock options to certain executive officers, key personnel and employees to purchase, in the aggregate, 500,000 shares of the company's common stock for a price of $.5625 per share, the market price of the stock on the date of grant. Such incentive stock potions were approved by the shareholders in October 1996.

(2) In accordance with the rules of the Securities and Exchange Commission, "Potential Realizable Value" has been calculated assuming an aggregate five year appreciation of the fair market value of the Company's common stock on the date of the grant, or $.5625 per share, at annual compounded rates of 5% and 10%, respectively.

      The following table sets forth information regarding the number and value of options held by each of the Company's executive officers named in the Summary Compensation Table during fiscal 1996. None of the named executive officers exercised any stock options during fiscal 1996.

                       FISCAL YEAR END OPTION/SAR VALUES

                                                                                      NUMBER OF
                                                                                     SECURITIES
                                                                                     UNDERLYING       VALUE OF UNEXERCISED
                                                                                     UNEXERCISED          IN-THE-MONEY
                                                                                   OPTIONS/SARS AT       OPTIONS/SARS AT
                                                                                       FISCAL                FISCAL
                                                                                      YEAR END           YEAR END ($)(1)
                                                                                 -------------------  ---------------------
                                        SHARES ACQUIRED       VALUE REALIZED        EXERCISABLE/          EXERCISABLE/
               NAME                     ON EXERCISE (#)             ($)             UNEXERCISABLE         UNEXERCISABLE
-----------------------------------  ---------------------  -------------------  -------------------  ---------------------
 Edson R. Arneault                                 0                     0          1,059,749/0               270,247
 Thomas K. Russell                                 0                     0            536,816/0               103,203

------------------------

(1) Based on the market price of the Company's common stock at $1.281 on March 20, 1996, as reported by NASDAQ.

EMPLOYMENT AGREEMENTS

      Messrs. Arneault and Russell each have an employment agreement with the Company. On March 1, 1997, the Company entered into a new three year employment agreement with Mr. Arneault to reflect Mr. Arneault's responsibilities as president and chairman of the Company. The new agreement replaced a May 10, 1994 agreement pursuant to which Mr. Arneault served as president of ExCal Energy Corporation and vice president in charge of political relations for the Company. The new agreement provides that Mr. Arneault will receive a base salary with annual cost of living adjustments and bonuses and stock options at the discretion of the Board of Directors. As of March 1, 1997, Mr. Arneault's base salary is $315,000.

      Mr. Russell has a three year employment agreement with the Company that has been in effect since May 10, 1994. Pursuant to that agreement, Mr. Russell receives a base salary with annual cost of living adjustments, and bonuses and stock options at the discretion of the Board. Mr. Russell's employment agreement with the Company will expire May 9, 1998. Mr. Russell's base salary, giving effect to prior cost of living adjustments, is $173,643.

      Each agreement provides that if the employee's period of employment is terminated by reason of death or physical or mental incapacity the Company will continue to pay the employee or his estate the compensation otherwise payable to the employee for a period of two years. If the employee's period of employment is terminated for a reason other than death or physical or mental incapacity or for cause, the Company will continue to pay the employee the compensation that otherwise would have been due to him for the remaining period of employment. If the employees' period of employment is terminated for cause, the Company will have no further obligation to pay the employee, other than compensation unpaid at the date of termination.

      In the event that the termination of the employee's period of employment occurs after there has been a change of control (as defined in the agreement) of the Company and (i) the termination is not for cause or by reason of the death or physical or mental disability of the employee or (ii) the employee terminates his employment for good reason (as defined in the agreement), then the employee will have the right to receive within thirty days of the termination a sum that is three times his annual base salary, but not to exceed the amount deductible by the Company under the Internal Revenue Code of 1986.

      Each agreement provides that, during the term of the agreement, the employee will not compete with the business or any contemplated business of the Company either individually or as an officer, director, stockholder, employee, agent, partner or consultant of any entity at any location within ninety miles of any location at which the Company does business or at which the employee knows that the Company contemplates doing business.

STOCK PERFORMANCE GRAPH

      The following graph demonstrates a comparison of cumulative total returns of the Company, the NASDAQ Market Index (which is considered to be a broad index) and an industry peer group index based upon companies which are publicly traded with the same four digit standard industrial classification code ("SIC") as the Company (SIC 7999 Amusement and Recreational Services) for the past five years. The beginning date for the graph is December 7, 1992, the date on which the Company's Common Stock was first quoted on NASDAQ. The following graph assumes $100 invested in each of the above groups and the reinvestment of dividends.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG MTR GAMING GROUP, INC,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                                       [GRAPH]

                     ASSUMES $100 INVESTED ON DEC. 7, 1992
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 1996

 COMPANY                                           1992       1992       1993       1994       1995       1996
 MTR Gaming Group, Inc........................      100.00      88.71      53.23      15.32       9.68      12.90
 Industry Index...............................      100.00      98.50     159.70     126.70     182.72     191.39
 NASDAQ Market Index..........................      100.00     102.56     123.02     129.17     167.54     208.19

(1) The peer group consists of the following companies: American Bingo & Gaming; American Wagering; Argosy Gaming Co.; Boomtown, Inc.; Boyd Gaming Co.; Casino America, Inc.;

Childrobics, Inc.; Cinema Ride, Inc.; Crown Casino Corp.; Dover Downs; Global
    Outdoors, Inc.; Grand Casinos, Inc.; Imax Co.; Jillian's Entertainment Corp.; Mirage Resorts, Inc.; Multimedia Game; N-Vision, Inc.; Netlive Communications; President Casinos, Inc.; Quintel Entertainment; Renaissance Entertainment; Sands Regent; Santa Fe Gaming Corp.; SYK Games International, Ltd.; Skyline Multimedia Entertainment; Ticketmaster Group; Vail Resorts; and Visual Edge.

COMPENSATION OF DIRECTORS

      Mr. Ruben and Mr. Blatt are entitled to receive a fee of $2,500 for each quarterly Board meeting that they attend and are also entitled to be reimbursed for out-of-pocket expenses incurred in attending Board meetings. Directors who are employees of the Company do not receive compensation for attendance at Board meetings, but are entitled to reimbursement for expenses that they incur in attending such meetings.

      On January 23, 1996, Mr. Ruben and Mr. Blatt were granted non-qualified options to purchase 75,000 and 50,000 shares of the Company's Common Stock, respectively, at the fair market value on the date of the grant of $0.5625 per share. On October 2, 1996, Messrs. Ruben and Blatt were each granted non-qualified options to purchase 75,000 shares of the Company's common stock for $1.06 per share, the fair market value on the date of grant. The options are exercisable at any time and from time to time in whole of in part for a period of five years from the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      On November 8, 1995, the Board voted to form an executive compensation committee consisting of Mr. Ruben and Mr. Blatt (the "Committee"). The Committee is authorized to review all compensation matters involving directors and executive officers and Committee approval is required for any compensation to be paid to executive officers or directors who are employees of the Company. As a matter of policy and to assure compliance with Rule 16b-3(d)(1) of the Securities Exchange Act of 1934, the decisions of the Compensation Committee are subject to ratification by a majority of the Board.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Policy

      The Committee's decisions with respect to executive compensation will be guided by the general principle that compensation be designed (i) to assure that the Company's executives receive fair compensation relative to their peers at similar companies; (ii) to assure that the Company's shareholders are receiving fair value for the compensation paid to the Company's executives; and (iii) to allow the Company to secure and retain the services of high quality executives.

      The Company's compensation program will consist of three elements: a base salary; annual incentives in the form of cash or restricted stock bonuses; and long-term incentives in the form of stock options. The Committee believes that annual incentives, or bonuses, should be used to reward an executive for exceptional performance. The determination of what constitutes exceptional performance is, at this stage, a subjective judgment by the Committee based on the executive's contribution to the Company's revenues, legislative and regulatory efforts, recruitment of high quality personnel, elevating public awareness and perception of the Company's gaming resort, and development of the Company's prospects.

      Stock options allow the Company to motivate executives to increase stockholder value. This type of incentive also allows the Company to recruit members of the management team whose contributions and skills are important to its long-term success. In the past, the Company's history of operating losses and periodic cash flow shortages dictated that stock options be used as the principal method of increasing an executive's overall compensation. Now that the Company is profitable, however, the Committee intends to rely more on cash incentives, which will also decrease dilution.

      For the next three years, the base salary for the Company's executives, Mr. Arneault and Mr. Russell, has been established, subject to annual cost of living adjustments, pursuant to employment contracts. Mr. Russell's base salary is currently 173,643, and his employment agreement is due to expire May 9, 1998. Mr. Arneault's base salary is $315,000.

Chief Executive Officer Compensation

      For 1996, Mr. Arneault's base salary pursuant to the May 10, 1994 employment agreement was $240,000. Mr. Arneault was also awarded a bonus of $67,500 payable during 1996 and a like amount payable in July of 1997. In addition, in January of 1996, the Committee recommended, and the Board and the Company's shareholders approved a grant to Mr. Arneault of options to purchase 300,000 shares of the Company's Common Stock pursuant to the Company's 1996 Stock Option Plan. In deciding upon Mr. Arneault's bonus and the award of options, the Committee took into account (i) Mr. Arneault's increased responsibilities as chief executive officer; (ii) his success in substantially increasing the Company's revenues; (iii) his successful management of the Company's relationship with West Virginia racing and lottery officials; and (iv) his contribution to the Company's overall financial results, including the Company's first year having net profits.

      As of March 1, 1997, the Company entered a new three year employment agreement with Mr. Arneault at a base salary of $315,000, which represents a 31.25% increase. The Committee believed that the increase was warranted by Mr. Arneault's overall performance and necessary to assure that Mr. Arneault's compensation was competitive with CEOs of similar companies. The Committee obtained the necessary consent of the Company's mortgage lender for the increase and bonuses.

                            Respectfully submitted,

                                          Robert A. Blatt
                                          Robert L. Ruben

                              CERTAIN TRANSACTIONS

      On December 16, 1994, ExCal entered into an agreement to sell its Ohio oil and gas leases pursuant to the Company's March 1993 plan of orderly liquidation to Development & Acquisition Ventures in Energy, Inc., a corporation that is controlled by David T. Arneault, the brother of Edson R. Arneault. The buyer agreed to pay ExCal a total of $450,000 in the form of (i) a promissory note in the amount of $300,000 bearing interest at 8% per annum and payable in monthly installments of $10,000 beginning six months after the sale and (ii) $150,000 payable from the portion of the monthly net revenues of the wells in excess of $10,000. In addition, if the leases are sold, ExCal is to receive any unpaid balance of the $150,000 plus 50% of the payments received from the sale. The bid submitted by the buyer was the highest of four independent bids received by the Company. The buyer is delinquent with respect to four payments due for the first six months of 1997 under the notes. The Company and the buyer are negotiating arrangements to bring the account current, and the Company believes the matter will be resolved amicably.

      Mr. Robert Ruben is a principal in the law firm of Freer, McGarry, Bodansky & Rubin, P.C., which has performed legal services for the Company since 1991. During the fiscal year ended December 31, 1996, the Company paid Freer, McGarry, Bodansky & Rubin the sum of $334,340 for legal services and costs related thereto. The Company and Freer, McGarry, Bodansky & Rubin anticipate that the law firm will perform legal services for the Company in the future.

                      RATIFICATION OF ADOPTION OF EMPLOYEE
                               STOCK OPTION PLAN

      The Company's Board of Directors has adopted, subject to the approval of the Company's stockholders, the Company's 1996 Amended Stock Option Plan (the "Plan"). The Board has reserved 750,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options issued under the Plan. A copy of the proposed Plan is attached as Exhibit A.

      Under the terms of the Plan, the Board may issue options to those persons whom the Board deems to be "key employees" of the Company and who may include officers of the Company. However, no director may vote upon the grant of options to himself. The options to be granted under the Plan may be either incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue Code of 1986 (the "Code") or non-qualified options that are not eligible for such treatment. Approximately ten employees of the Company are eligible to participate in the Plan.

      The exercise price for any incentive stock option may not be less than 100% of the fair market value of the stock on the date the option is granted, except that with respect to a participant who owns more than 10% of the Company's common stock the exercise price must be not less than 110% of fair market value. The exercise price of any non-qualified option may not be less than 85% of the fair market value of the stock on the date of grant. The aggregate fair market value of the shares that may be subject to any incentive stock option granted to any participant may not exceed $100,000. There is no comparable limitation with respect to non-qualified stock options.

      All incentive stock options granted under the Plan will be exercisable in whole or in part during the period beginning on the date the option is granted and ending five years from such date. Non-qualified stock options may be granted, in the discretion of the Board, having an exercise period of up to ten years and may be exercised in whole or in part at any time within such period. The right of exercise will be cumulative, so that shares that are not purchased in one year may be purchased in a subsequent year. No incentive stock option granted to any employee may be exercised while any incentive stock option previously granted to such employee is outstanding. Upon exercise of any option, in whole or in part, payment in full is required for the number of shares purchased. Payment may be made in cash, by delivery of shares of the Company's common stock of equivalent fair market value or by any other form of legal consideration that is acceptable to the Board.

      If an employee's employment is terminated by reason of death or disability, either the employee or his or her beneficiary will have the right for one year to exercise the option to the extent the option was exercisable on the date of death or disability. If an employee retires after age 60, he or she may, for a period of three months, exercise the option to the extent that it was exercisable on the date of retirement. If an employee's employment is terminated for any reason other than death, disability or retirement, any option held by such employee shall terminate on the same date.

      The Plan will be administered by the Board, which is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to determine the employees to whom, and the time, terms and conditions under which, options may be granted. The Board is also authorized to adjust the number of shares available under the Plan, the number of shares subject to outstanding options and the option prices to take into account the Company's capitalization by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of shares or otherwise.

      The Board may amend, suspend or terminate the Plan in any respect at any time. However, no amendment may (i) increase the number of shares reserved for options under the Plan, (ii) modify the requirements for participation in the Plan, or (iii) modify the Plan in any way that would require stockholder approval under the rules and regulations under the Securities Exchange Act of 1934.

      Under current Federal law, no taxable income will be recognized by the recipient of an incentive stock option within the meaning of Section 422 of the Code upon either the grant or exercise of the incentive stock option (provided the exercise occurs while the participant is an employee of the Company or within three months after termination of employment), nor will a deduction be allowed the Company by reason of the grant or exercise, provided the employee does not dispose of the shares issued upon exercise within two years from the date the option was granted and within one year from the date the shares were issued. If the recipient fails to satisfy these holding period requirements, the difference between the amount realized upon disposition of the shares and the adjusted basis of the shares is includible as compensation in the recipient's gross income and the Company will be entitled to a deduction in that amount.

      Under current law, the holder of a non-qualified stock option is taxable at the time of exercise on the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon disposition of the stock, the stockholder is taxable upon the difference between the basis of the stock (which is equal to the fair market value at the time the option was exercised) and the amount realized upon the disposition.

      The Board believes the Plan will further the growth and development of the Company by issuing options to certain key employees as an incentive for stock ownership. It is contemplated that the Plan will provide such persons with increased interest in the Company's success as they increase their proprietary stake in the Company.

      The favorable vote, either in person or by proxy, of the holders of a majority of the common shares is necessary for the adoption of the Plan. The Board recommends a vote FOR the adoption of the Plan.

                     RATIFICATION OF SELECTION OF AUDITORS

      The Board has selected the firm of Corbin & Wertz, independent public accountants, to serve as auditors for the fiscal year ending December 31, 1997, subject to ratification by the stockholders. Corbin & Wertz has served as the Company's auditors since 1991.

      The Board recommends a vote FOR ratification of this selection.

      It is not expected that a member of the firm Corbin & Wertz will be present at the Annual Meeting.

                             FINANCIAL INFORMATION

      The Financial Statements of the Company included in the Company's Annual Report to Stockholders that accompanies this Proxy Statement are incorporated herein by reference.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS FOR NEXT MEETING

      Proposals of stockholders intended for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 1998 must be received by the Company's executive offices not later than May 9, 1998. Proponents should submit their proposals by Certified Mail--Return Receipt Requested.

NO OTHER BUSINESS

      Management is not aware at this date that any other business matters will come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

September 1, 1997         MTR GAMING GROUP, INC.
                          Thomas K. Russell, SECRETARY

                                   Exhibit A
                             MTR GAMING GROUP, INC.
                         1996 AMENDED STOCK OPTION PLAN

                       ---------------------------------

      1. PURPOSE. The purpose of this Plan (the "Plan") is to further the growth and development of MTR Gaming Group, Inc. (the "Company") and related corporations, by issuing to certain key employees (including officers) of the Company and any parent or subsidiary corporation, as an incentive and encouragement to stock ownership, options to purchase shares of the Company's common stock. It is contemplated that the Plan will provide such persons with increased interest in the Company's success as they increase their proprietary stake in the Company.

      2. ADMINISTRATION. The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of this Plan, the Board shall have plenary authority to administer the Plan, including authority to determine the officers and key employees to whom options pursuant to this Plan ("Options") should be granted, and the time or times at which Options should be granted and the period for which they should be exercisable; to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating thereto as it may deem appropriate; provided that no member of the Board shall vote with respect to the issuance of Options to himself.

      3. GRANT OF OPTIONS. Options to purchase shares of the Company's common stock conforming to the provisions of this Plan ("Options") may from time to time be granted on behalf of the Company by the Board. The officers and other key employees of the Company or of any subsidiary corporation to whom Options are to be granted, the number of shares to be optioned to each, and the Option price shall be determined by the Board. Options granted under this Plan may be either non-qualified stock options or incentive stock options ("Incentive Stock Options") as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time each Option is granted, the Board shall designate such Option as either a non-qualified stock option or an Incentive Stock Option.

      4. SHARES SUBJECT TO THE PLAN. The shares to be optioned (the "Shares") shall consist of authorized and unissued shares of common stock of the Company or shares of its common stock reacquired by the Company, not to exceed in the aggregate 750,000 shares. Any Shares subject to Options that shall have terminated for any reason other than by exercise shall be available for subsequent optioning.

      5. ANNUAL LIMIT. To the extent that the aggregate fair market value (determined as of the time the Option is granted) of stock with respect to which Incentive Stock Options (determined without regard to this Section 5) are exercisable for the first time by any employee during any calendar year, under this Plan or any other Incentive Stock Option Plan of the Company and/or any parent or subsidiary of the Company, exceeds $100,000 (or such higher amount as may be permitted by applicable provisions of the Code now or as hereafter amended), such options will be treated as options which are not Incentive Stock Options.

      6. ELIGIBILITY. All officers and key employees of the Company and officers and key employees of any subsidiary corporation shall be eligible to receive Options. In granting Options, the Board may include or exclude previous participants in the Plan. No director shall be eligible to receive Options unless such director is also an officer or employee of the Company or a parent or subsidiary corporation. As used herein, the term "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

      7. OPTION PRICE. (a) The price of each Incentive Stock Option shall be not less than 100% of the fair market value of the stock subject to the Option on the date the Option is granted. The price of each non-qualified stock option shall be not less than 85% of the fair market value of the stock subject to the option on the date the option is granted. In the case of any grant of Incentive Stock Options to a holder of more than 10% of the voting power or value of all classes of the Company's stock (or that of its parent or subsidiary), the price at which such Shares may be optioned shall be not less than 110% of their fair market value at the time such Options are granted, and such Options by their terms shall not be exercisable after the expiration of five years from the date of issuance.

      (b) Fair Market Value. For purposes of the Plan, the "fair market value" of a share of the Company's common stock as of a given date shall be (i) the closing price of a share of the Company's common stock on the principal exchange on which shares of the Company's common stock are then traded, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's common stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the common stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the common stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's common stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the common stock on such date as determined in good faith by the Board; or (iv) if the Company's common stock is not publicly traded, the fair market value established by the Board acting in good faith at each time such Options are granted by it. In addition, with respect to any Incentive Stock Option, the fair market value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an Incentive Stock Option Plan under the Code.

      8. OPTION PERIOD. (a) Subject to Section 15, the period for exercising an Incentive Stock Option (the "Exercise Period") granted under this Plan shall be the period beginning on the date the Option is granted and ending five years from the date the Option is granted; except that:

     (i) If a participant, being over the age of 60 years, retires during the Exercise Period, such Option shall be exercisable by him or her only during the three months following his or her retirement, but in no event after the expiration of the Exercise Period.

    (ii) In the case of the death or permanent and total disability of a participant, such Option shall be exercisable by the executors, administrators, legatees or distributees of his or her estate only during the 12 months following his or her death or disability, but in no event after the expiration of the Exercise Period.

    (iii) If a participant voluntarily ceases to be an employee of the Company or is dismissed for cause, such Option shall terminate as of the date of the cessation of his or her employment.

Subject to clauses (i), (ii) and (iii) of this Subsection (a), an Option may be exercised at any time and from time to time, in whole or in part, during the Exercise Period.

      (b) At the discretion of the Board, non-qualified stock options may be granted for a duration not to exceed 10 years from the date the Option is granted and may be exercisable in whole or in part at such time or times as the Board shall designate at the time of grant.

      9. PAYMENT FOR SHARES. Full payment for shares purchased, together with the amount of any tax or excise due in respect of the sale and issue thereof, shall be made (i) in cash or by certified or bank cashier's check at the time the Option is exercised, or (ii) at the discretion of the Board, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to
Section 10 of this Plan, or (C) in any other form of legal consideration that may be acceptable to the Board. A participant shall have none of the rights of a stockholder until certificates for the Shares purchased are issued to him or her, and no certificates shall be issued until full payment for the shares subject thereof has been made.

      10. NON-ASSIGNABILITY. (a) Options granted pursuant to this Plan shall be non-transferrable except by will or pursuant to laws of descent and distribution, and shall be exercisable, during a participant's lifetime, only by him or her.

      (b) Shares issued upon exercise of these Options shall, unless a registration statement under the Securities Act of 1933 (the "Act") is effective with respect to such shares, containing such current information as is required by the rules and regulations under the Act, bear a legend to the effect that such Shares have not been registered under the Act and may not be transferred unless the Company shall have received an opinion of counsel satisfactory to the Company that such registration is not required.

      11. CONDITIONS TO EXERCISE OF OPTIONS. (a) No Option shall be exercisable for less than 100 Shares at any one time (or the remaining Shares then purchasable under the Option, if less than 100 Shares).

      (b) No Option shall be granted or exercised if the grant of such Option or the exercise and the issuance of Shares pursuant thereto would be contrary to law or the regulations of any duly constituted authority having jurisdiction over either the Company or the grant of options. The Board may, in its discretion, as a condition to the issuance of any Shares, require that the participant shall execute a certificate, in form and substance satisfactory to the Company and its counsel, representing, warranting and agreeing that he or she is acquiring the Shares for his or her own account, for investment and not with a view to or in connection with any distribution, and that he or she will not transfer such Shares unless, in the opinion of counsel to the Company, such transfer would not result in any violation of state or federal securities laws, either in connection with the transfer of such Shares or their issuance.

      12. AMENDMENT. (a) The Board may at any time, and from time to time, amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will: (i) increase the number of shares reserved for Options under the Plan; (ii) modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934); or (iii) modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

      (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide the participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

      13. TERMINATION OR SUSPENSION. (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 1, 2006. No Options shall be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan without the consent of the participant, except as provided by Sections 14 and 15 of the Plan.

      14. ADJUSTMENTS IN COMMON STOCK. If the Company shall combine, subdivide or reclassify its shares of common stock generally (including those Shares which have been or may be optioned), or shall declare thereon any dividend payable in shares of common stock, or shall reclassify or take any other action of a similar nature affecting its common stock, then the number and class of shares of stock which may thereafter be optioned (in the aggregate and to any participant) shall be adjusted accordingly and, in the case of Options outstanding at the time of any such action, the number and class of Shares which may thereafter be purchased pursuant to such Options and the Option price per Share shall be adjusted to such extent as the Board shall determine to be necessary to preserve unimpaired the rights of the participants, and each and every such determination shall be conclusive and binding upon each participant.

      15. REORGANIZATION. (a) In case of any one or more reclassifications, changes or exchanges of outstanding shares of common stock or other stock (other than as provided in Section 14), or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than transactions in which the Company continues to exist and which do not result in any reclassification, change or exchange of outstanding shares of the Company), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety (any and all of which are hereinafter called "Reorganization"), the holder of each Option then outstanding shall have the right, upon any subsequent exercise thereof, to acquire the same kind and amount of securities and property which such holder would then hold if such holder had exercised such Option immediately before the first of any such Reorganizations, and had continued to hold all securities and property which came to such holder as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of the same, the adjustment rights in Section 14 and this Section 15 being continuing and cumulative, except that, notwithstanding any provisions of Section 8(a) to the contrary, the Board shall have the right in connection with any such Reorganization, to terminate the Exercise Period upon not less than 30 days written notice to the holders of outstanding Options, and in such event all outstanding Options, other than Options as to which one of the events referred to in Section 8(a) have occurred, may be exercised only to the extent thereby permitted, in each case only at a time prior to such Reorganization. A liquidation shall be deemed a Reorganization for the foregoing purposes.

      (b) In the event of a Reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar Options for those outstanding under the Plan, then, with respect to Options held by persons then employed by the Company, the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event as provided in paragraph (b) of this Section 15.

      16. SHARES TO BE RESERVED. The Company shall at all times during the term of this Plan reserve and keep available such number of shares of its common stock as will be sufficient to satisfy the requirements of the Plan, and shall pay all fees and expenses necessarily incurred by the Company in connection with the exercise of Options granted hereunder.

      17. OTHER TERMS. Any Option granted hereunder shall contain such other and additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Board or by legal counsel to the Company, and with respect to Incentive Stock Options, such other terms shall include those which, together with the terms of this Plan, shall qualify such Option under Section 422 of the Code.

                                REVOCABLE PROXY

                             MTR GAMING GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 8, 1997

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Edson R. Arneault, with full power of substitution, as the proxy of the undersigned to vote all the undersigned's shares of the Common Stock of MTR Gaming Group, Inc. (the "Corporation") at the Annual Meeting of the Corporation's Stockholders to be held at the Princeton Club, 15 West 43d Street, New York, New York 10036 on October 8, 1997 at 8:30 a.m. and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat:

1. ELECTION OF DIRECTORS

   FOR all nominees listed below / /           WITHHOLD AUTHORITY / /

         Edson R. Arneault                     Robert L. Ruben                      Robert A. Blatt
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(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR.)

    This proxy will be voted in the Election of Directors in the manner described in the Proxy Statement for the Annual Meeting of Stockholders.

(INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below.)

2. PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S 1996 AMENDED STOCK OPTION
PLAN. (The Board of Directors recommends a Vote FOR.)

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
    / / FOR         / / AGAINST       / / ABSTAIN

3. PROPOSAL TO CONFIRM THE SELECTION OF CORBIN & WERTZ, AS INDEPENDENT PUBLIC
ACCOUNTANTS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.
(THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR.)

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
    / / FOR         / / AGAINST       / / ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

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
                                                                                 DATED:, 1997.

                                                                                 ---------------------------------------------------
                                                                                 Signature

                                                                                 ---------------------------------------------------
                                                                                 Signature if held jointly
                                                                                 Please sign exactly as name appears below. When
                                                                                 shares are held by joint tenants, both should sign.
                                                                                 When signing as attorney, executor, administrator,
                                                                                 trustee or guardian, please give full title as
                                                                                 such. If a corporation, please sign in full
                                                                                 corporate name by President or other authorized
                                                                                 person. If a partnership, please sign in full
                                                                                 partnership name by authorized person.
                                                                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                                 PROMPTLY USING THE ENCLOSED ENVELOPE
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